EXHIBIT 23.2

                            ARTHUR ANDERSON LLP








                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 19, 1995 included in Manatron, Inc.'s Form 10-K for the year ended April 30, 1995 and to all references to our Firm included in this registration statement.









                                                 /S/ ARTHUR ANDERSEN LLP
                                                 ARTHUR ANDERSEN LLP





Grand Rapids, Michigan
June 28, 1996